Neuberger Berman Advisers Management Trust® (“AMT Funds”)

Supplement to the Prospectuses and Statement of Additional Information of each series of AMT Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Prospectuses and Statement of Additional Information, as applicable, for each series of the AMT Funds (each a “Fund”):

(1) The last paragraph in the “Your Investment – Portfolio Holdings Policy” section of each Fund’s Prospectuses (except for U.S. Equity Index PutWrite Strategy Portfolio) is hereby deleted in its entirety and replaced with the following:

Generally, no earlier than five business days after month-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the month as of month-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent month, has been posted.  The Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com.  Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

(2) The last paragraph in the “Your Investment – Portfolio Holdings Policy” section of U.S. Equity Index PutWrite Strategy Portfolio’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Generally, no earlier than five business days after quarter-end, the Fund may publicly disclose via various shareholder and public communications, such as portfolio manager commentaries, fact sheets or other marketing materials, which will be publicly available at www.nb.com, certain portfolio characteristics and partial information concerning portfolio holdings for the quarter as of quarter-end, including but not limited to: up to the top 10 holdings of the Fund (if the Fund engages in short selling, it may also disclose up to the top 10 short positions); up to the top 10 holdings that contributed to and/or detracted from performance or were the best and/or worst performers; sector breakdowns or changes to portfolio composition (e.g., buys and sells). This information will remain available at this website until information for the subsequent quarter has been posted.  The Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com.  Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

(3) The first paragraph in the section titled “Portfolio Holdings Disclosure – Portfolio Holdings Disclosure Policy” of each Fund’s Statement of Additional Information is hereby deleted in its entirety and replaced with the following:

The Funds prohibit the disclosure of their portfolio holdings, before such portfolio holdings are publicly disclosed, to any outside parties, including individual or institutional investors, intermediaries, third party service providers to NBIA or the Funds, rating and ranking organizations, and affiliated persons of the Funds or NBIA (the “Potential Recipients”) unless such disclosure is consistent with the Funds’ legitimate business purposes and is in the best interests of their shareholders (the “Best Interests Standard”).

(4) The following is added as a new section immediately after the section titled “Portfolio Holdings Disclosure – Portfolio Holdings Disclosure Policy” in each Fund’s Statement of Additional Information:

Public Disclosure

Portfolio Characteristics and Select Portfolio Holdings Information – Generally, no earlier than five business days after month end, the Funds may publicly disclose on the Funds’ website, including in Portfolio Manager commentaries, Fact Sheets or other marketing materials, certain portfolio characteristics for the month or quarter as of month-end or quarter-end, as applicable, including but not limited to: up to the top 10 holdings of the Fund; up to the top 10 holdings that contributed to or detracted from performance; or changes to portfolio composition, including up to five Fund holdings that were bought or sold during the period.  Funds that engage in short selling may also disclose up to the 10 top short positions.

In addition, the Funds may distribute portfolio attribution analyses, portfolio characteristics and related data and commentary that may be based on non-public portfolio holdings (“Portfolio Data”) to third-parties upon request. Such parties may include, but are not limited to, members of the press, investors or potential investors in the Fund, or representatives of such investors or potential investors, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. This permits the distribution of oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Complete Portfolio Holdings – Typically, public disclosure is achieved by required filings with the SEC and/or posting the information to the Funds’ website, which is accessible to the public.  The Funds typically disclose their complete portfolio holdings 15 to 30 calendar days after the relevant period end on the Fund’s website at www.nb.com.  A Fund may also post intra-month updates to holdings and certain portfolio characteristics to www.nb.com.  Any such intra-month update would be in addition to and not in lieu of the holdings disclosure policies described above.

The date of this supplement is April 6, 2020.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com